UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 19, 2010

Date of Report (Date of earliest event reported)

Adelphia Recovery Trust

Exact Name of Registrant as Specified in its Charter

Delaware	0-53209	11-6615508
State of Incorporation	Commission File Number	IRS Employer Identification Number

919 North Market Street, 17th Floor, P.O. Box 705, Wilmington, Delaware 19899
Address of principal executive offices, including zip code

302-652-4100  Attn: Dean Ziehl

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Declination of Reappointment of Previous Independent Registered Public Accounting Firm

On April 19, 2010 UHY LLP (UHY), our independent registered public accounting firm, informed us that effective April 16, 2010, its New England practice was acquired by Marcum LLP.  UHY also informed us that, as a result of this transaction, it declines reappointment as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

UHY audited our financial statements for the fiscal years ended December 31, 2009 and 2008. The audit reports of UHY on our financial statements for those years did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2009 and 2008 and subsequently to April 19, 2010, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to UHY’s satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

UHY has issued a letter dated April 21, 2010 addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements. That letter is included as Exhibit 16.1 to this report.

(b) Engagement of New Independent Registered Public Accounting Firm

Our audit committee appointed Marcum LLP as the successor independent registered public accounting firm on April 21, 2010. Prior to such appointment, we had not consulted with Marcum LLP with respect to: 1) the application of accounting principles to a specified transaction, either completed or proposed; 2) the type of audit opinion that might be rendered on our financial statements and neither a written report or oral advice was provided that was considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or 3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from UHY LLP to the SEC dated April 21, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 22nd day of April, 2010.

Adelphia Recovery Trust

Dated: April 22, 2010	By:	/s/ Dean A. Ziehl
	Name:	Dean A. Ziehl
	Title:	Trustee